UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2019

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

SILVERPEPPER COMMODITY STRATEGIES GLOBAL MACRO FUND

Institutional Class – SPCIX
Advisor Class – SPCAX

ANNUAL REPORT

JUNE 30, 2019

SILVERPEPPER MERGER ARBITRAGE FUND

Institutional Class – SPAIX
Advisor Class – SPABX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds, if you hold your shares directly with the Funds, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Funds, you may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at 855-554-5540 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports at 855-554-5540 or, if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Managers Series Trust's Funds you hold directly or through your financial intermediary, as applicable.

SilverPepper Funds

Each a series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
SilverPepper Commodity Strategies Global Macro Fund
Fund Performance	8
Consolidated Schedule of Investments	9
Consolidated Statement of Assets and Liabilities	14
Consolidated Statement of Operations	15
Consolidated Statements of Changes in Net Assets	16
Consolidated Financial Highlights	17
SilverPepper Merger Arbitrage Fund
Fund Performance	19
Schedule of Investments	20
Statement of Assets and Liabilities	24
Statement of Operations	25
Statements of Changes in Net Assets	26
Statement of Cash Flows	27
Financial Highlights	28
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	44
Supplemental Information	45
Expense Examples	48

This report and the financial statements contained herein are provided for the general information of the shareholders of the SilverPepper Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.silverpepperfunds.com

Annual Report Letter to SilverPepper’s Shareholders

June 30, 2019

To my fellow shareholders in the SilverPepper Funds:

Does anybody remember what Risk feels like?

From my perspective, the answer is a resounding “No.” But the good news is that I do. That’s why SilverPepper offers investors QUANTIFIABLE Diversification.

Since The Great Recession of 2008, the Federal Reserve has promoted easy-money policies. This has led to historically low short- and long-term interest rates. Money in the bank, once so valued, earns a pittance. And around the world, many countries have negative interest rates – they actually charge you to bank with them. Consequently, paper assets – both stocks and bonds – have been the things to own.

Just look at stocks. During the past 10 years, the S&P 500’s annualized return is 14.7%. And, those returns have been persistent: In 9 of the past 10 years, there’s been only one negative calendar-year return. That would be last year, 2018, when stocks dropped 4.38%. And so far this year, stocks are up an additional 18.5%. Wow! That’s good stuff.

Impressively, not only are the heady returns of the past 10 years much higher than the historical average of the S&P 500, but the risks have also been much lower than normal.

Indeed, the S&P 500’s returns over the past 10 years are about 40% higher than the S&P 500’s historical annualized return, which dates back to 1936 (14.70% for the last 10 years vs. 10.53% since 1936).

And risk in the S&P 500 – defined as total volatility or standard deviation – is nearly 25% lower during the past 10 years than it has been historically (16.62 vs. 12.73). Add it all up, and over the past 10 years stock investors have gotten more return with less risk. My business school textbooks suggest that getting more return with less risk is an unusual relationship. So, given this extraordinary run, it’s easy to understand why nobody remembers what risk feels like.

But go back, 11 years. Different story completely. Anyone invested in the S&P 500 Index during that time certainly remembers what risk feels like. In 2008, the S&P 500 Index lost a whopping 38.5%.

I mention this not to suggest stock market losses are imminent. Not my prediction. But, a new generation of investors have never experienced that gut-wrenching 38.5% drop. And for the rest of us, forgetting what risk feels like is a problem, because it can lead to complacency. Recall, it took stock investors five years (five high-returning years, at that) to recoup their 2008 losses. If someone started retirement in 2008 (if they could still afford to), that was a tough blow to their expected lifestyle.

There can be no guarantee that any strategy will be successful and diversification does not ensure a profit or guarantee against a loss. All investing involves risk, including loss of principal. Past performance does not guarantee future results.

It is not possible to invest directly into an index.

Increasingly, investors have been sold on the idea that if you buy a low-cost index fund, all is good. Set and forget. There is a great deal of wisdom in such an action plan, but buying an S&P 500 Index Fund, even a super-cheap fund, does nothing to eliminate stock market risk.

Indeed, stock market risk is exactly what an S&P 500 Index Fund delivers to investors. Stock market risk is commonly known in academic circles as “Beta,” but you might just as easily call it full-throttle stock-market risk. So, buying an S&P 500 Index fund neither eliminates risk, nor how bad it can feel. I sense that because of easy money policies across the globe, investors have developed a false sense of security around investing, in both stocks and bonds.

The Ant and the Grasshopper

Remember Aesop? Aesop, a Greek storyteller, is remembered for his wise tales of morality and virtue. And one of his wisest tales centered on the Ant and the Grasshopper. In the tale, the Ants constantly gather morsels of food during the beautiful summer months, in anticipation of winter. So, when a hungry Grasshopper comes along in winter and asks the Ants for food, the Ants inquire as to why he had gathered no food? Turns out the Grasshopper spent the days singing and dancing, thinking summer’s harvest would never end. The Ants offer nothing to the hungry Grasshopper. Aesop’s moral of the story? Prepare for the future.

Preparing for the future is hard work because, to paraphrase former U.S. Secretary of Defense Donald Rumsfeld, there are “Known Knowns..., and Known Unknowns…and Unknown Unknowns.” But, here is what we do know: Owning a mix of 10 to 15 good-performing funds doesn’t mean you are well diversified. It also doesn’t mean you have reduced your stock-market risk.

That’s because almost all traditional asset classes are increasingly interconnected. Whether you have a mix of value or growth stocks, small-cap or international stocks, real estate, or private equity – they are all “long” equity strategies. And with easy money, low-interest policies in place across much of the globe, investors can add in a dose of domestic- and foreign-government bonds, or corporate and municipal bonds, yet these assets are also increasingly interconnected.

Consider, for example, how low interest-rates have lifted stock prices (lower interest rates increase the present value of the future income stream that stocks can produce). But low interest-rates have also lifted bond prices (lower current and expected interest rates make current coupons on bonds more valuable).

And, as a result of global interconnectivity, diversification gets harder to find. Portfolios are increasingly dominated by equity risk, and increasingly, interest-rate risk. A 60% stock and 40% bond portfolio has historically had a correlation to stocks of ..99. That’s almost perfect, positive correlation.

Essentially, this means that even though bonds can help lower the overall level of volatility in a portfolio, the bulk of your risk is still coming from the same factors that drive the risk and return of stocks. Diversification is hard. And that’s where we at SilverPepper come in…

SilverPepper Sells Quantifiable Diversification

As a SilverPepper shareholder, you understand that one of the goals of our Funds is to zig when the market zags. Accordingly, we offer funds that have differentiated investment strategies, such as merger arbitrage and commodity-strategies global-macro, whose returns are largely independent from the factors which impact stock and bond markets. Moreover, our Funds use a specific technique – hedging – that attempts to create lower-correlation returns that may reduce risk.

Since inception, our Funds, have had low correlations to both stock and bond markets and have also had the lowest, or near the lowest, standard deviations among their peers. In combination, our Funds’ low correlations, and low standard deviations, may be a powerful tool in reducing the risk of an entire portfolio. And, more importantly, because of these attributes, SilverPepper funds can help reduce what risk feels like.

“Prove it,” you say? Our diversification benefits are easily quantified.

For example, both of our Funds (since their inception date of October 31, 2013 to the date of this Letter) have proven to have low correlations with stocks and bonds, as measured against the S&P 500 Index and the BarCap Aggregate Bond Index. Our SilverPepper Commodity Strategies Global Macro Fund’s correlation to stocks and bonds has been 0.42 and -0.01, respectively. Moreover, the Fund’s standard deviation, or total risk, of 5.64, has been half that of its Index. And its total risk has been the lowest among its commodity peers.

The same holds true for the SilverPepper Merger Arbitrage Fund. Its correlation to stocks and bonds has been 0.24 and 0.10, respectfully. At the same time, its standard deviation, or total risk has been a mere 2.15. That’s far less than the S&P 500’s standard deviation of 11.63 during the same time period.

Consider this benefit. If, for example, as of the Funds’ inception date of October 31, 2013, a traditional 60% stock and 40% bond portfolio had allocated 10% of its total assets to each our the SilverPepper Funds, total portfolio risk would have declined by 12% percent. The low correlations, in conjunction with the lower standard deviations, have created exactly what portfolio builders want -- QUANTIFIABLE Diversification.

So, congratulations, on your Ant-like virtue. By investing alongside me, and all my colleagues here at SilverPepper, you have prepared for winter, before winter comes.

SilverPepper’s funds: The Portfolio Diversifiers

I.	The SilverPepper Commodity Strategies Global Macro Fund

I am pleased to report that since its inception, the SilverPepper Commodity Strategies Global Macro Fund Institutional Class shares (SPCIX) continued to be ranked, based on total return, as the #1 Performing Fund within its Morningstar Category “Commodities Broad Basket” (1 out of 71 funds).

But, our focus is not the past, but the future. Do you know what was the top performing asset class from 1970 to 2008? Commodities. It was a Commodities Super-Cycle. As measured by the S&P GSCI Commodity Index from January 1970 to June 30, 2008, commodities returned 12.85% annualized over that 38-year period.

But just like the seasons turn, so certain asset classes experience their winter. And if you’ve ever lived in the northern United States, you know full well, there are times when you think, this winter will never end.

At a Turning Point

It has been winter for Commodities as an asset class since 2013. But over the past two to three-years, we have seen a bottoming in commodity prices. And, at the same time, we also believe we are in the midst of a major turn in the market.

Over the past 12 months, commodity markets have been challenged to march higher. Why? First, tariffs. But, other factors played a role, such as a rising U.S. dollar in the second half of 2018, and a weakening of the Chinese yuan. Brexit negotiations have created major trade uncertainties. And all of these things combined created a Wall of Worry about global economic growth. These have been just a few of the issues that have kept commodities from turning from winter to spring. As a result, for the 12-month period ending June 30, 2019, the SilverPepper Commodity Strategies Global Macro Fund (SPCIX) returned -3.04%, which outperformed the Bloomberg Commodity Total Return Index (BCOM) by more than 370 basis points.

But, the negative returns during the trailing 12 months continue to signal, even in the presence of favorable supply and demand fundamentals, commodities have not been able to break out from this long, cold spell.

Yet, more recently, we have seen signs of a turn in the market. In just the past six months, the Fund posted a return of 3.60%. We think it is an early sign of spring, and potentially the beginning of another Commodities Super-Cycle.

Six Factors

Currently, we see six different factors that have set the stage for a turn in the commodities market.

First, many commodities are trading below their costs of production – an unsustainable situation that market forces will, given the laws of supply and demand, undoubtedly correct over time.

Second, U.S. economic growth is strong. We have started to see the growth benefits of the Trump Tax Cuts that took effect in 2018, along with the reduction in regulatory red-tape that the Trump Administration has achieved.

Third, there are pockets of strength in global growth, such as India – the world’s second most populous nation, with 1.2 billion people -- that could bode well for rising commodity demand.

Fourth, China’s economy is slowing, but their commitment to their massive infrastructure program, “One Belt, One Road” appears rock solid.

Fifth, there are growing expectations that the Federal Reserve will make a U-turn in its interest-rate policy, moving from raising rates to cutting rates. This has caused the U.S. dollar to weaken. And, with most commodities priced in U.S. dollars, a weaker dollar is associated with rising commodity prices, as foreign buyers use their more powerful currency to buy more commodities. And, last but not least…

Sixth, commodities look very attractive relative to either stocks or bonds. The last time we saw commodity prices this cheap relative to stock prices was back in the 1970s, which preceded the huge, decades-long, bull-market Super-Cycle in commodity prices I mentioned before. And with low or even negative interest rates across the globe, the risk-return profile for sovereign and corporate debt is problematic. So, given the choice of investing today in either stocks, or bonds, or commodities? Yes, I really like the catalysts and outlook commodities and believe we could see another Super-Cycle, where commodities outperform for an extended period. Simply: “Buy low, sell high” never goes out of style.

II.	SilverPepper Merger Arbitrage Fund

The SilverPepper Merger Arbitrage Fund Institutional Class shares (SPAIX), like the Ants in Aesop’s Fable, keeps picking up bits of food and storing them away for when winter comes. The Fund’s returns have not been ample of late, but they have been steady. For the trailing 12 months, the Fund earned a relatively modest return of 1.73%.

Investors may barely remember that the second half of 2018 was brutal. In December alone, the S&P 500 fell 9%, the worst December since 1931 – the Great Depression. And the BarCap U.S. Aggregate Bond Index ended 2018 with a puny 0.01% gain for the year. In contrast, the first half of 2019 has been a hardy party, with the S&P returning, as mentioned earlier, more than 18%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current and future returns may be lower or higher. Share prices and investment returns fluctuate, and an investor’s shares may be worth more or less than the original cost upon redemption. For performance data as the current to most recent month end, call 855-554-5540.

Now, 1.73% doesn’t provide the same bragging rights as the returns of the S&P 500, but, as they say, “Safety Is No Accident.” In fact, it’s no accident that Merger Arbitrage investing is designed to help us accomplish our #1 goal: Don’t lose your hard-earned dollars!

And over the long-term, our “Dime after Dime, Time after Time” strategy has accomplished that goal. We are happy to report that our five-year annualized return clocked in at 3.68%. That put our Fund more than 80 basis points higher than our next closest competitor, among funds that primarily follow a merger-arbitrage strategy. *

Moreover, our five-year gains dwarfed that of the average fund in the Morningstar Market Neutral category, by more than 350 basis points. That made our return, since our inception, the third best out of the 70 funds in the Market Neutral category, all while having the fifth lowest risk. High return and low risk – that’s good.

Regulators Gone Wild

But giving you high return and low risk is never easy. Over the past 12 months, regulators have gotten in the way of many proposed merger deals, hampering returns, which could’ve otherwise been better. Across the country, politicians of all stripes are becoming antitrust regulators. Public Utility Commissions, State Attorneys General, and Governors have all started using their positions to implement their personal, and seemingly political, antitrust policies.

The highest profile example of this involves the Sprint/T-Mobile merger deal. It looks like the FTC and FCC support the deal, but the Justice Department has expressed reservations. And a bunch of State AGs have already filed suit to block the deal. I am not sure that this has ever happened before.

Fortunately, we are not involved in the Sprint deal, because we could smell the regulatory risks a mile away. However, our investors have suffered from regulatory delay in another deal -- the Roche acquisition of Spark Therapeutics. We bought into this deal because it was a well-funded, strategic priority for Roche. And we saw no antitrust issues, since Spark is mainly in the development stage with its drugs. However, this deal has been delayed five times now, and might take as long as April 2020 to close. The delays have resulted from repeated requests for additional information from regulators in both the United States and the United Kingdom.

We’ve been in the deal since it was announced. By the end of the second quarter, it had cost us around 60 basis points of loss for the Fund, including a 45-basis point hit for the Fund on June 10th. However, we anticipate that the deal will eventually close, and that we’ll recoup those losses and close the position with a small gain. Sadly, the gain will be much delayed, and therefore much smaller than what we anticipated. Nonetheless, a gain is a gain, and we’re sticking with it.

We try to control risk by being picky about the types of deals we invest in. Generally, we prefer: 1) well-financed acquirers; 2) purchasing for strategic objectives, rather than for purely financial perspectives (like a private equity firm might prefer); and 3) mergers between smaller companies, which are more likely to go under the radar screen of stickler regulators and nosy politicians.

The Outlook for Mergers

Big deals in the U.S. are at an all-time record peak. Led by the $86 billion merger between Raytheon and United Technologies, and a handful of other $10 billion plus deals, M&A volume jumped 20% in the U.S. during the first half of the year -- to a record $1.17 trillion.

But our preferred smaller deals have been tougher to find. Caution is evident in deals worth less than $10 billion. The first half of 2019 “…has seen a decline in deals between $1bn to $10bn, which made up only 32.0% of the total volume -- the lowest volume on record.”1 Nonetheless, smaller-cap deals (which typically have less regulatory risk) still account for the largest number of our holdings.

[1]	Dealogic, “M&A Highlights: H12019.” Dealogic M&A Research. Data as of July 1, 2019. https://www.dealogic.com/insight/ma-highlights-h1-2019/

We anticipate that the overall merger environment will remain positive. And we are leaning into the opportunities the market is providing. Currently, we have 30 active deals in the portfolio, across a diverse range of industries. And since the beginning of the year, we’ve added eight deals to the Fund that are over $10 billion in market capitalization. We’ve also raised our gross exposure to merger deals to 171% of assets, close to the highest it’s ever been, as we think the proliferation of deals has created plenty of opportunities to put money to work.

A Nice Accolade

Improving the investor experience starts at helping investors make better, more informed investment decisions. “Are the SilverPepper Funds right for my portfolio? Will they provide me with QUANTIFIABLE DIVERSIFICATION?” Those are questions most every investor asks.

So we spend a lot of time trying to make sure that our marketing and communication materials can not only help answer these serious questions, but that they do so in a way that is both creative and entertaining. Therefore, I am proud to announce that in 2019, we won the following award in the Internet Advertising Competition:

•	Best Mutual Fund Email Message: “SilverPepper Christmas Card”

In our award-winning Christmas Card, we borrowed a popular meme, to let everyone know that because of Market Volatility in 2018, investors were taking an appreciative new look at what SilverPepper has to offer.

We continued our winning ways, as this was the third year in a row we have won an Internet Advertising Competition Award, for a total of four “Best” awards in various IAC “Mutual Fund” advertising categories. We are honored that our advertising & marketing work at SilverPepper Funds could be mentioned in the same breath with other 2019 IAC winners -- Ad Agencies like J. Walter Thompson and MRM//McCann; Fortune 500 clients like Amazon, IBM, Google, and Proctor & Gamble; and big ad campaigns like GEICO, Porsche, HBO’s TV series Westworld, and even Pizza Hut.

Do Some Planning Before Winter Comes

SilverPepper was founded to provide investors, like you and me, with QUANTIFIABLE Diversification from the returns of long-only stock and bond funds. I remember quite clearly the 34% drop in the S&P 500 in 1987 over a short three-month period. And the gut-wrenching 38.5% free-fall in 2008 is still fresh in my mind. Suffering through those losses takes a toll mentally and financially. Bouncing back can take years.

So, like the Ants in Aesop’s fable, plan for the future, with SilverPepper.

With Respect,

Patrick Reinkemeyer, CFA

Founder and President, SilverPepper LLC

IMPORTANT DISCLOSURE: The views in this letter were as of June 30, 2019 and may not necessarily reflect the same views on the date this letter is published or anytime thereafter. These views are intended to help SilverPepper shareholders in understanding the Funds’ investment strategies and do not constitute investment advice.

All investing involves risk, including the possible loss of principal. There can be no assurance that the Funds will achieve their investment objectives. The SilverPepper Commodity Strategies Global Macro Fund’s specific risks include futures/commodities risk, derivatives risk, Subsidiary risk, high-fee risk, foreign investment risk and non-diversification risk. Futures contracts may fluctuate significantly and unpredictably over short time periods and commodities are subject to disruptions and distortions, causing loss of principal. The SilverPepper Merger Arbitrage Fund’s specific risk is event risk, which revolves around the successful or unsuccessful completion of an announced merger or acquisition. If a merger does not close as expected, the Fund could lose money. Other risks include smaller companies’ risk, foreign investment risk, derivatives risk and non-diversification risk. Long positions could fall in value and short positions may rise or be imperfect hedges. Specific risks include derivatives risk, high-fee risk, tax risk, foreign investment risk and non-diversification risk. All these risks may increase costs, volatility and lower performance.

*About Merger Arbitrage Peer Group Methodology: To create a peer group of funds that specialize in merger arbitrage, we initiated the following screening and classification process. Using Morningstar’s mutual-fund database, we screened for: 1). U.S. Domiciled Open-End Funds, with 2). Default Category: “Market Neutral,”(146 funds) with category start date on or before 11/1/2013 (70 funds) for funds with 3). Unique Share Class and Institutional (lowest-fee) Share Class (30 funds), for funds whose 4). Primary Investment Strategy Description was Merger Arbitrage, by initiating an automated screening for the word “merger” in either the Fund’s name, its investment strategy description or Morningstar Fund Analysis (4 funds), and screening out those funds whose investment strategy descriptions fell outside of 5). HFRI Event Driven: Merger Arbitrage Index, definitional requirements, excluding those funds whose investment process is not primarily focused on equity and equity related instruments, or strategies that specifically limit post-announced mergers to less than 75% of assets over a given market cycle (4 funds).

Since Inception time period is 10/31/2013 to 06/30/2019. Includes all funds within Morningstar category, “Market Neutral,” as of 10/31/2013. The SilverPepper Merger Arbitrage Fund Institutional Share class (SPAIX) was 3 out of 70 funds for the since inception period.

Risk Rankings: Morningstar rankings are assigned based on monthly standard deviation of returns. The rankings include all funds within the Morningstar category “Market Neutral.” The SilverPepper Merger Arbitrage Institutional Share Class (SPAIX) was ranked 17 out of 138 funds for the one-year period ending 06/30/2019, and 5 out of 70 funds since inception time period (10/31/2013). Source Morningstar Direct. Past performance is not indicative of future performance.

Performance Rankings are assigned based on total return. The time period for since inception rankings is 11/1/2013 to 6/30/2019. Includes all funds within the Morningstar categories, “Commodities Broad Basket,” and “Market Neutral” as of 10/31/2013. Past performance is not indicative of future performance. Data Source: Morningstar Direct.

Definitions

Trading Term Definitions: Long, Short, Gross and Net: The terms long and short refer to whether a trade was initiated by buying first or selling first. A long trade is initiated by buying with the expectation to sell at a higher price in the future and realize a profit. A short trade is initiated by selling, before buying, with the intent to buy the stock back at a lower price and realize a profit. The term gross refers to a portfolio’s total investment exposure and equates to the sum of both the long positions and the short positions. It is a measure of absolute investment exposure. A fund that has more than 100% gross exposure is considered to have leverage. The higher the gross exposure or leverage, typically the higher the risk. The term net represents the long positions minus the short positions and reflects net-market exposure.

About the Internet Advertising Competition

The Internet Advertising Competition (IAC) Awards were developed by the Web Marketing Association to honor excellence in online advertising, recognize the individuals and organizations responsible for creating work, and showcasing award-winning Internet advertising. Internet Advertising Competition Awards are judged by industry experts and awarded to those entries that the judges rate as best within each industry category, based on creativity, innovation, impact, design, copywriting, use of the medium and memorability.

SilverPepper Commodity Strategies Global Macro Fund

FUND PERFORMANCE at June 30, 2019 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the Bloomberg Commodity Total Return Index. The performance graph above is shown for the Fund’s Institutional Class shares; Advisor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

Bloomberg Commodity Total Return Index reflects the returns that are potentially available through an unleveraged investment in the futures contracts on 22 physical commodities comprising the Index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. This index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and it is not available for investment.

Average Annual Total Return as of June 30, 2019	1 Year	5 Years	Since Inception	Inception Date
Advisor Class	-3.06%	-3.50%	-2.94%	10/31/13
Institutional Class	-3.04%	-3.41%	-2.83%	10/31/13
Bloomberg Commodity Total Return Index	-6.75%	-9.15%	-6.94%	10/31/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (855) 554-5540.

Gross and net expense ratios for the Advisor Class shares were 2.03% and 2.03%, respectively, and for the Institutional Class shares were 2.05% and 1.99%, respectively, which were the amounts stated in the current prospectus dated November 1, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Advisor has agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 2.24% and 1.99% of the average daily net assets of the Advisor Class and Institutional Class shares, respectively. This agreement is in effect until October 31, 2028 and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of June 30, 2019

Principal Amount		Value
	U.S. GOVERNMENT AND AGENCIES - 71.0%
	United States Treasury Bill
$79,000,000	2.331%, 7/25/2019	$78,897,537
7,000,000	2.337%, 8/22/2019[1]	6,978,825
	TOTAL U.S. GOVERNMENT AND AGENCIES
	(Cost $85,853,610)	85,876,362

Number of Contracts
	PURCHASED OPTIONS CONTRACTS - 0.0%
	CALL OPTIONS - 0.0%
	CME Live Cattle Futures
105	Exercise Price: $118.00, Notional Amount: $4,956,000, Expiration Date: August 2, 2019	3,150
120	Exercise Price: $120.00, Notional Amount: $5,760,000, Expiration Date: August 2, 2019	2,400
33	Exercise Price: $126.00, Notional Amount: $1,663,200, Expiration Date: August 2, 2019	165
352	Exercise Price: $132.00, Notional Amount: $18,585,600, Expiration Date: August 2, 2019	1,760
17	Exercise Price: $118.00, Notional Amount: $802,400, Expiration Date: October 4, 2019	3,740
17	Exercise Price: $120.00, Notional Amount: $816,000, Expiration Date: October 4, 2019	2,720
17	Exercise Price: $122.00, Notional Amount: $829,600, Expiration Date: October 4, 2019	2,040
61	Exercise Price: $124.00, Notional Amount: $3,025,600, Expiration Date: October 4, 2019	6,100
	CME Nonfat Dry Milk Futures
15	Exercise Price: $108.00, Notional Amount: $712,800, Expiration Date: July 3, 2019	83
	NYMEX Natural Gas Futures
14	Exercise Price: $3.05, Notional Amount: $427,000, Expiration Date: July 26, 2019	140
100	Exercise Price: $3.20, Notional Amount: $3,200,000, Expiration Date: July 26, 2019	1,000
20	Exercise Price: $3.25, Notional Amount: $650,000, Expiration Date: July 26, 2019	200
30	Exercise Price: $2.95, Notional Amount: $885,000, Expiration Date: August 27, 2019	1,500
	OTC EUR versus USD
5,000,000	Exercise Price: $1.15, Notional Amount: $5,750,000, Expiration Date: July 11, 2019	8,045
	TOTAL CALL OPTIONS
	(Cost $477,396)	33,043

	PUT OPTIONS - 0.0%
	CME Nonfat Dry Milk Futures
15	Exercise Price: $94.00, Notional Amount: $620,400, Expiration Date: July 3, 2019	82
32	Exercise Price: $96.00, Notional Amount: $1,351,680, Expiration Date: July 3, 2019	176
	OTC EUR versus USD
5,000,000	Exercise Price: $1.128, Notional Amount: $5,640,000, Expiration Date: July 11, 2019	7,897
	TOTAL PUT OPTIONS
	(Cost $36,127)	8,155

	TOTAL PURCHASED OPTIONS CONTRACTS
	(Cost $513,523)	41,198

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Principal Amount		Value
	SHORT-TERM INVESTMENTS - 13.5%
$16,331,529	UMB Money Market Fiduciary, 0.247%[2]	$16,331,529
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $16,331,529)	16,331,529

	TOTAL INVESTMENTS - 84.5%
	(Cost $102,698,662)	102,249,089
	Other Assets in Excess of Liabilities - 15.5%	18,776,209
	TOTAL NET ASSETS - 100.0%	$121,025,298

Number of Contracts
	WRITTEN OPTIONS CONTRACTS - (0.3)%
	PUT OPTIONS - (0.3)%
	CME HG Copper Futures
(15)	Exercise Price: $258.00, Notional Amount: $967,500, Expiration Date: July 25, 2019	(3,188)
	CME Lean Hogs Futures
(20)	Exercise Price: $89.00, Notional Amount: $712,000, Expiration Date: July 15, 2019	(135,200)
	CME Live Cattle Futures
(50)	Exercise Price: $114.00, Notional Amount: $2,280,000, Expiration Date: August 2, 2019	(196,000)
	NYMEX NY Harbor ULSD Futures
(10)	Exercise Price: $200.00, Notional Amount: $840,000, Expiration Date: August 27, 2019	(50,064)
	TOTAL PUT OPTIONS
	(Proceeds $143,667)	(384,452)

	TOTAL WRITTEN OPTIONS CONTRACTS
	(Proceeds $143,667)	$(384,452)

[1]	All or a portion of this security is segregated as collateral.
[2]	The rate is the annualized seven-day yield at period end.

EUR - Euro

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

FUTURES CONTRACTS
Long Contracts	Expiration Date	Number of Contracts	Notional Value	Value at June 30, 2019	Unrealized Appreciation (Depreciation)
Commodity Futures
CBOT Corn	December 2019	396	$8,922,012	$8,543,700	$(378,312)
CBOT Denatured Ethanol	August 2019	6	264,270	265,350	1,080
CBOT Soybean	November 2019	129	5,958,323	5,953,350	(4,973)
CBOT Soybean Oil	December 2019	161	2,761,373	2,784,978	23,605
CBOT Wheat	December 2019	134	3,561,403	3,607,950	46,547
CME Lean Hogs	October 2019	17	525,346	481,780	(43,566)
CME Lean Hogs	December 2019	53	1,619,786	1,508,380	(111,406)
CME Nonfat Dry Milk	June 2019	25	1,142,716	1,146,475	3,759
CME Nonfat Dry Milk	July 2019	25	1,151,241	1,151,425	184
CMX Copper	September 2019	155	10,387,422	10,514,813	127,391
CMX Gold	December 2019	93	12,088,430	13,253,430	1,165,000
CMX Silver	September 2019	37	2,766,235	2,838,085	71,850
ICE Brent Crude Oil	September 2019	100	6,178,242	6,474,000	295,758
ICE Low Sulphur Gas Oil	July 2019	25	1,390,685	1,487,500	96,815
KCBT Hard Red Winter Wheat	September 2019	70	1,647,875	1,615,250	(32,625)
LME Primary Aluminum	July 2019	100	4,456,495	4,455,625	(870)
LME Primary Nickel	July 2019	43	3,049,536	3,261,120	211,584
LME Zinc	July 2019	17	1,068,492	1,081,625	13,133
MGE Red Wheat	September 2019	3	82,173	83,138	965
NYBOT Coffee 'C'	September 2019	99	3,781,609	4,063,331	281,722
NYBOT Cotton #2	December 2019	31	1,018,461	1,024,240	5,779
NYBOT Sugar #11	October 2019	162	2,337,606	2,289,773	(47,833)
NYMEX Natural Gas	August 2019	147	3,759,147	3,392,760	(366,387)
NYMEX Natural Gas	September 2019	146	3,708,724	3,331,720	(377,004)
NYMEX Natural Gas	October 2019	69	1,928,244	1,594,590	(333,654)
NYMEX Natural Gas	November 2019	69	1,928,244	1,655,310	(272,934)
NYMEX Natural Gas	December 2019	69	1,928,244	1,790,550	(137,694)
NYMEX Natural Gas	January 2020	13	376,684	351,910	(24,774)
NYMEX Natural Gas	February 2020	13	376,684	348,010	(28,674)
NYMEX Natural Gas	March 2020	13	376,684	338,260	(38,424)
NYMEX Natural Gas	April 2020	13	376,684	313,820	(62,864)
NYMEX Natural Gas	May 2020	34	915,199	812,260	(102,939)
NYMEX Natural Gas	June 2020	13	376,684	315,770	(60,914)
NYMEX Natural Gas	July 2020	13	376,684	321,230	(55,454)
NYMEX Natural Gas	August 2020	13	376,684	323,180	(53,504)
NYMEX Natural Gas	September 2020	13	376,684	321,620	(55,064)
NYMEX Natural Gas	October 2020	13	376,684	324,740	(51,944)
NYMEX Natural Gas	November 2020	13	376,684	333,060	(43,624)
NYMEX Natural Gas	December 2020	13	376,684	354,250	(22,434)
NYMEX NY Harbor ULSD	August 2019	13	993,323	1,058,912	65,589
NYMEX Platinum	October 2019	40	1,627,525	1,682,200	54,675
NYMEX RBOB Gasoline	August 2019	13	933,209	1,035,543	102,334
NYMEX WTI Crude Oil	August 2019	40	2,170,525	2,338,800	168,275
NYMEX WTI Crude Oil	September 2019	166	8,865,998	9,714,320	848,322
Total Long Contracts			109,061,637	109,938,133	876,496

TOTAL FUTURES CONTRACTS			$109,061,637	$109,938,133	$876,496

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

FORWARD FOREIGN CURRENCY CONTRACTS
Purchase Contracts	Counterparty	Currency Exchange	Settlement Date	Currency Amount Sold	Notional Value	Value at June 30, 2019	Unrealized Appreciation (Depreciation)
Euro	Societe Generale	EUR per USD	July 17, 2019	6,000,000	$6,827,094	$6,822,834	$(4,260)
Euro	Societe Generale	EUR per USD	July 17, 2019	2,000,000	2,261,194	2,274,278	13,084
Japanese Yen	Societe Generale	JPY per USD	July 10, 2019	57,755,000	533,690	536,199	2,509
Singapore Dollar	Societe Generale	SGD per USD	July 31, 2019	1,220,310	901,518	901,929	411

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS					$10,523,496	$10,535,240	$11,744

EUR - Euro

JPY - Japanese Yen

SGD - Singapore Dollar

USD - United States Dollar

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED SUMMARY OF INVESTMENTS

As of June 30, 2019

Security Type/Industry	Percent of Total Net Assets
U.S. Government and Agencies	71.0%
Purchased Options Contracts	0.0%
Short-Term Investments	13.5%
Total Investments	84.5%
Other Assets in Excess of Liabilities	15.5%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2019

Assets:
Investments, at value (cost $102,185,139)	$102,207,891
Purchased options contracts, at value (cost $513,523)	41,198
Cash held by broker for futures contracts	19,298,018
Cash collateral held at custodian for benefit of broker for forward foreign currency exchange contracts	15,000
Receivables:
Unrealized appreciation on open futures contracts	3,584,367
Unrealized appreciation on forward foreign currency exchange contracts	16,004
Fund shares sold	17,170
Dividends and Interest	3,285
Prepaid expenses	7,912
Other assets	9,299
Total assets	125,200,144

Liabilities:
Written options contracts, at value (proceeds $143,667)	384,452
Foreign currency due to custodian, at value (proceeds $696,295)	691,333
Payables:
Unrealized depreciation on open futures contracts	2,707,871
Unrealized depreciation on forward foreign currency exchange contracts	4,260
Fund shares redeemed	66,030
Advisory fees	152,429
Transfer agent fees and expenses (Note 2)	44,250
Shareholder servicing fees (Note 7)	5,382
Fund administration fees	22,175
Fund accounting fees	19,962
Auditing fees	19,032
Custody fees	8,644
Chief Compliance Officer fees	3,062
Trustees' deferred compensation (Note 3)	2,927
Trustees' fees and expenses	543
Interest	70
Accrued other expenses	42,424
Total liabilities	4,174,846

Net Assets	$121,025,298

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$134,250,340
Total accumulated deficit	(13,225,042)
Net Assets	$121,025,298

Maximum Offering Price per Share:
Advisor Class Shares:
Net assets applicable to shares outstanding	$4,713,348
Shares of beneficial interest issued and outstanding	588,410
Redemption price per share	$8.01

Institutional Class Shares:
Net assets applicable to shares outstanding	$116,311,950
Shares of beneficial interest issued and outstanding	14,442,324
Redemption price per share	$8.05

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended June 30, 2019

Investment Income:
Interest	$2,382,563
Total investment income	2,382,563

Expenses:
Advisory fees	1,776,829
Sub-transfer agent fees and expenses - Institutional Class	207,911
Fund administration fees	116,793
Fund accounting fees	72,442
Shareholder reporting fees	34,709
Registration fees	32,594
Transfer agent fees and expenses	31,405
Chief Compliance Officer fees	21,089
Auditing fees	19,208
Custody fees	18,864
Miscellaneous	17,376
Interest expense	11,826
Trustees' fees and expenses	9,006
Shareholder servicing fees - Advisor Class (Note 7)	8,330
Legal fees	7,589
Insurance fees	2,741
Total expenses	2,388,712
Sub-transfer agent fees and expenses - Institutional Class waived	(18,821)
Net expenses	2,369,891
Net investment income	12,672

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(37,720)
Purchased options contracts	(8,525,043)
Futures contracts	(1,746,535)
Securities sold short	52,335
Written options contracts	3,439,470
Forward foreign currency exchange contracts	417,629
Foreign currency transactions	14,528
Net realized loss	(6,385,336)
Net change in unrealized appreciation/depreciation on:
Investments	79,157
Purchased options contracts	(546,118)
Futures contracts	2,792,971
Written options contracts	70,263
Forward foreign currency exchange contracts	1,989
Foreign currency translations	(3,848)
Net change in unrealized appreciation/depreciation	2,394,414
Net realized and unrealized loss	(3,990,922)

Net Decrease in Net Assets from Operations	$(3,978,250)

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	June 30, 2019	June 30, 2018
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$12,672	$(1,663,717)
Net realized gain (loss) on investments, purchased options contracts, futures contracts, securities sold short, written options contracts,
forward contracts and foreign currency	(6,385,336)	9,242,162
Net change in unrealized appreciation/depreciation on investments, purchased options contracts, futures contracts, written options contracts,
forward contracts and foreign currency	2,394,414	(3,454,552)
Net increase (decrease) in net assets resulting from operations	(3,978,250)	4,123,893

Distributions to Shareholders:
Distributions[1]:
Advisor Class	(252,920)
Institutional Class	(5,588,553)
Total distributions to shareholders	(5,841,473)

From net investment income:
Institutional Class		(359,772)
Total distributions to shareholders		(359,772)

Capital Transactions:
Net proceeds from shares sold:
Advisor Class	1,771,015	1,575,063
Institutional Class	30,222,280	28,002,822
Reinvestment of distributions:
Advisor Class	252,920	-
Institutional Class	5,584,697	359,481
Cost of shares redeemed:
Advisor Class[2]	(2,052,197)	(17,905,585)
Institutional Class[3]	(35,659,896)	(35,468,169)
Net increase (decrease) in net assets from capital transactions	118,819	(23,436,388)

Total decrease in net assets	(9,700,904)	(19,672,267)

Net Assets:
Beginning of period	130,726,202	150,398,469
End of period[4]	$121,025,298	$130,726,202

Capital Share Transactions:
Shares sold:
Advisor Class	216,107	178,352
Institutional Class	3,684,239	3,173,151
Shares reinvested:
Advisor Class	31,186	-
Institutional Class	684,399	42,643
Shares redeemed:
Advisor Class	(251,612)	(2,090,897)
Institutional Class	(4,292,731)	(4,032,881)
Net increase (decrease) in capital share transactions	71,588	(2,729,632)

[1]	The SEC eliminated the requirement to disclose components of distributions paid to shareholders in 2018.
[2]	Net of redemption fee proceeds of $0 and $6,903, respectively.
[3]	Net of redemption fee proceeds of $0 and $1,594, respectively.
[4]	End of year net assets included accumulated undistributed net investment loss of $1,717,657 for the year ended June 30, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Advisor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,

	2019	2018	2017	2016	2015
Net asset value, beginning of period	$8.70	$8.45	$8.87	$9.09	$10.09
Income from Investment Operations:
Net investment income (loss)[1]	- [2]	(0.11)	(0.18)	(0.18)	(0.21)
Net realized and unrealized gain (loss)	(0.25)	0.35	(0.24)	(0.04)	(0.79)
Total from investment operations	(0.25)	0.24	(0.42)	(0.22)	(1.00)

Less Distributions:
From net investment income	(0.44)	-	-	-	-

Redemption fee proceeds[1]	-	0.01	- [2]	- [2]	- [2]

Net asset value, end of period	$8.01	$8.70	$8.45	$8.87	$9.09

Total return[3]	(3.06)%	3.08%	(4.74)%	(2.42)%	(9.91)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,713	$5,160	$21,174	$208,508	$159,752

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	2.00%[4]	2.15%[4]	2.39%[4]	2.40%[4]	2.43%[4]
After fees waived and expenses absorbed	2.01%[4]	2.03%[4]	2.06%[4]	2.09%[4]	2.23%[4]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	0.01%	(1.38)%	(2.31)%	(2.39)%	(2.42)%
After fees waived and expenses absorbed	0.00%	(1.26)%	(1.98)%	(2.08)%	(2.22)%

Portfolio turnover rate	5,463%[5]	1,040%[5]	26%	2,213%[5]	146%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had fees not been waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	If interest expense and dividends on securities sold short had been excluded, the expenses ratios would have been lowered by 0.01% for the year ended June 30, 2019. For the prior periods, the ratios would have been lowered by 0.00%, 0.01%, 0.01%, and 0.02%, respectively.
[5]	The portfolio turnover ratio was calculated in accordance with Item 13 of Form N-1A, which excludes the notional value of certain derivatives, including futures contracts, from the calculation.

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,

	2019	2018	2017	2016	2015
Net asset value, beginning of period	$8.74	$8.51	$8.94	$9.14	$10.11
Income from Investment Operations:
Net investment income (loss)[1]	- [2]	(0.11)	(0.17)	(0.16)	(0.18)
Net realized and unrealized gain (loss)	(0.26)	0.36	(0.26)	(0.04)	(0.80)
Total from investment operations	(0.26)	0.25	(0.43)	(0.20)	(0.98)

Less Distributions:
From net investment income	(0.43)	(0.02)	-	-	-

Redemption fee proceeds[1]	-	- [2]	- [2]	- [2]	0.01

Net asset value, end of period	$8.05	$8.74	$8.51	$8.94	$9.14

Total return[3]	(3.04)%	3.00%	(4.81)%	(2.19)%	(9.59)%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$116,312	$125,566	$129,224	$98,047	$31,493

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	2.02%[4]	2.17%[4]	2.32%[4]	2.15%[4]	2.18%[4]
After fees waived and expenses absorbed	2.00%[4]	1.99%[4]	1.99%[4]	1.84%[4]	1.98%[4]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(0.01)%	(1.40)%	(2.24)%	(2.14)%	(2.17)%
After fees waived and expenses absorbed	0.01%	(1.22)%	(1.91)%	(1.83)%	(1.97)%

Portfolio turnover rate	5,463%[5]	1,040%[5]	26%	2,213%[5]	146%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had fees not been waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	If interest expense and dividends on securities sold short had been excluded, the expenses ratios would have been lowered by 0.01% for the year ended June 30, 2019. For the prior periods, the ratios would have been lowered by 0.00%, 0.01%, 0.01%, and 0.02%, respectively.
[5]	The portfolio turnover ratio was calculated in accordance with Item 13 of Form N-1A, which excludes the notional value of certain derivatives, including futures contracts, from the calculation.

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund

FUND PERFORMANCE at June 30, 2019 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the S&P 500® index. The performance graph above is shown for the Fund’s Institutional Class shares; Advisor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The S&P 500® index is a broad based unmanaged index representing the performance of 500 widely held common stocks. This index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and it is not available for investment.

Average Annual Total Return as of June 30, 2019	1 Year	5 Years	Since Inception	Inception Date
Advisor Class	1.38%	3.43%	3.32%	10/31/13
Institutional Class	1.73%	3.68%	3.57%	10/31/13
S&P 500® Index	10.42%	10.71%	11.82%	10/31/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (855) 554-5540.

Gross and net expense ratios for the Advisor Class shares were 2.96% and 2.93%, respectively, and for the Institutional Class shares were 2.81% and 2.68%, respectively, which were the amounts stated in the current prospectus dated November 1, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Advisor has agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 2.24% and 1.99% of the average daily net assets of the Advisor Class and Institutional Class shares, respectively. This agreement is in effect until October 31, 2028 and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SilverPepper Merger Arbitrage Fund

SCHEDULE OF INVESTMENTS

As of June 30, 2019

Number of Shares		Value
	COMMON STOCKS — 110.1%
	COMMUNICATIONS — 1.4%
12,885	Shutterfly, Inc.*	$651,337
7,363	Zayo Group Holdings, Inc.*	242,316
		893,653
	CONSUMER DISCRETIONARY — 0.1%
6,433	Del Frisco's Restaurant Group, Inc.*	51,206
866	International Speedway Corp. - Class A	38,875
		90,081
	ENERGY — 5.4%
13,792	Anadarko Petroleum Corp.	973,164
57,697	Buckeye Partners LP	2,368,462
5,563	C&J Energy Services, Inc.*	65,532
		3,407,158
	FINANCIALS — 44.6%
935	Chesapeake Lodging Trust - REIT	26,572
575	DNB Financial Corp.	25,570
75,584	Entegra Financial Corp.*	2,276,590
300,000	First Data Corp.*[2]	8,121,000
2,872	HopFed Bancorp, Inc.	54,482
236	MBT Financial Corp.	2,365
177,187	Stewardship Financial Corp.	2,739,311
125,000	SunTrust Banks, Inc.	7,856,250
243,000	TCF Financial Corp.	5,051,970
40,000	Valley National Bancorp	431,200
12,305	Worldpay, Inc. - Class A*	1,507,978
		28,093,288
	HEALTH CARE — 17.4%
57,455	Array BioPharma, Inc.*	2,661,890
50,000	Celgene Corp.*	4,622,000
36,000	Spark Therapeutics, Inc.*	3,685,680
		10,969,570
	INDUSTRIALS — 0.6%
31,133	NRC Group Holdings Corp.*	346,199

	MATERIALS — 0.5%
36,666	SunCoke Energy, Inc.*	325,593

	TECHNOLOGY — 33.5%
31,950	Aquantia Corp.*	416,308
160,000	Electronics For Imaging, Inc.*	5,905,600
3,400	Medidata Solutions, Inc.*	307,734
34,299	Pointer Telocation Ltd.*[1]	523,060

SilverPepper Merger Arbitrage Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	TECHNOLOGY (Continued)
38,677	Red Hat, Inc.*[2]	$7,261,994
40,000	Tableau Software, Inc. - Class A*	6,640,800
		21,055,496
	UTILITIES — 6.6%
1,960	AmeriGas Partners LP	68,286
62,000	El Paso Electric Co.	4,054,800
		4,123,086
	TOTAL COMMON STOCKS
	(Cost $66,717,897)	69,304,124
	RIGHTS — 0.0%
	MATERIALS — 0.0%
10,316	A Schulman Inc.*[3,4]	5,392
	TOTAL RIGHTS
	(Cost $0)	5,392

	TOTAL INVESTMENTS — 110.1%
	(Cost $66,717,897)	69,309,516
	Liabilities in Excess of Other Assets — (10.1)%	(6,353,568)
	TOTAL NET ASSETS — 100.0%	$62,955,948

Number of Shares
	SECURITIES SOLD SHORT — (53.1)%
	COMMON STOCKS — (53.1)%
	ENERGY — (0.4)%
(8,983)	Keane Group, Inc.*	(60,366)
(3,999)	Occidental Petroleum Corp.	(201,069)
		(261,435)
	FINANCIALS — (36.9)%
(161,875)	BB&T Corp.	(7,952,919)
(123,468)	Chemical Financial Corp.	(5,075,769)
(1)	Cousins Properties, Inc. - REIT	(18)
(11,428)	Fidelity National Information Services, Inc.	(1,401,987)
(637)	First Financial Corp.	(25,582)

SilverPepper Merger Arbitrage Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2019

Number of Shares		Value
	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	FINANCIALS (Continued)
(64)	First Merchants Corp.	$(2,426)
(90,900)	Fiserv, Inc.*	(8,286,444)
(25,000)	Oritani Financial Corp.	(443,500)
(587)	Park Hotels & Resorts, Inc. - REIT	(16,178)
(701)	S&T Bancorp, Inc.	(26,273)
		(23,231,096)
	HEALTH CARE — (3.6)%
(50,000)	Bristol-Myers Squibb Co.	(2,267,500)

	INDUSTRIALS — (0.6)%
(6,103)	U.S. Ecology, Inc.	(363,373)

	MATERIALS — (0.5)%
(36,655)	SunCoke Energy, Inc.*	(325,496)

	TECHNOLOGY — (11.0)%
(44,033)	ID Systems, Inc.*	(258,914)
(44,119)	salesforce.com, Inc.*	(6,694,176)
		(6,953,090)
	UTILITIES — (0.1)%
(980)	UGI Corp.	(52,342)

	TOTAL COMMON STOCKS
	(Proceeds $31,290,163)	(33,454,332)
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $31,290,163)	$(33,454,332)

LP – Limited Partnership

REIT – Real Estate Investment Trusts

*	Non-income producing security.
1	Foreign security denominated in U.S. Dollars.
2	All or a portion of this security is segregated as collateral for securities sold short.
[3]	Illiquid Security. Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security fair valued under direction of the Fund’s advisor, subject to review and approval by the Valuation Committee, subsequently reviewed by Board of Trustees. The aggregate value of such investments is 0.00% of net assets. The total value of these securities is $5,392.
[4]	Level 3 securities fair valued under procedures established by the Board of Trustees, represents 0.00% of Net Assets. The total value of these securities is $5,392.

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund

SUMMARY OF INVESTMENTS

As of June 30, 2019

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Financials	44.6%
Technology	33.5%
Health Care	17.4%
Utilities	6.6%
Energy	5.4%
Communications	1.4%
Industrials	0.6%
Materials	0.5%
Consumer Discretionary	0.1%
Total Common Stocks	110.1%
Rights
Materials	0.0%
Total Rights	0.0%
Total Investments	110.1%
Liabilities in Excess of Other Assets	(10.1)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2019

Assets:
Investments, at value (cost $66,717,897)	$69,309,516
Cash deposited with brokers for securities sold short	27,431,209
Receivables:
Investment securities sold	2,756,234
Dividends and interest	13,268
Prepaid expenses	5,070
Total assets	99,515,297

Liabilities:
Securities sold short, at value (proceeds $31,290,163)	33,454,332
Payables:
Investment securities purchased	2,125,790
Due to custodian	785,048
Fund shares redeemed	23,944
Advisory Fees	74,444
Shareholder servicing fees (Note 7)	2,246
Fund accounting fees	18,545
Transfer agent fees and expenses (Note 2)	16,854
Auditing fees	16,250
Fund administration fees	12,204
Custody fees	6,009
Chief Compliance Officer fees	3,254
Trustees' deferred compensation (Note 3)	2,814
Dividends on securities sold short	782
Trustees' fees and expenses	510
Accrued other expenses	16,323
Total liabilities	36,559,349

Net Assets	$62,955,948

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$61,565,118
Total distributable earnings	1,390,830
Net Assets	$62,955,948

Maximum Offering Price per Share:
Advisor Class Shares:
Net assets applicable to shares outstanding	$3,134,854
Shares of beneficial interest issued and outstanding	285,126
Redemption price per share	$10.99

Institutional Class Shares:
Net assets applicable to shares outstanding	$59,821,094
Shares of beneficial interest issued and outstanding	5,366,559
Redemption price per share	$11.15

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund

STATEMENT OF OPERATIONS

For the Year Ended June 30, 2019

Investment Income:
Dividends	$1,084,903
Interest	157,491
Total investment income	1,242,394

Expenses:
Advisory fees	1,052,072
Interest and Dividends on securities sold short	572,736
Fund accounting fees	67,368
Fund administration fees	65,096
Sub-transfer agent fees and expenses - Institutional Class	57,172
Registration fees	38,035
Transfer agent fees and expenses	34,792
Chief Compliance Officer fees	19,993
Shareholder reporting fees	17,253
Auditing fees	16,250
Shareholder servicing fees - Advisor Class (Note 7)	15,907
Legal fees	15,491
Custody fees	11,866
Trustees' fees and expenses	9,003
Miscellaneous	6,653
Insurance fees	2,169
Total expenses	2,001,856
Fees and expenses recovered - Advisor Class	3,589
Sub-transfer agent fees and expenses - Institutional Class waived	(21,054)
Net expenses	1,984,391
Net investment loss	(741,997)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,688,362)
Securities sold short	4,398,420
Net realized gain	1,710,058
Net change in unrealized appreciation/depreciation on:
Investments	3,044,574
Securities sold short	(2,871,368)
Net change in unrealized appreciation/depreciation	173,206
Net realized and unrealized gain	1,883,264
Net Increase in Net Assets from Operations	$1,141,267

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2019	June 30, 2018
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(741,997)	$(1,225,980)
Net realized gain on investments and securities sold short	1,710,058	2,572,583
Net change in unrealized appreciation/depreciation on investments and
securities sold short	173,206	(712,789)
Net increase in net assets resulting from operations	1,141,267	633,814

Distributions to Shareholders:
Distributions[1]:
Advisor Class	(113,191)
Institutional Class	(1,265,362)
Total distributions to shareholders	(1,378,553)
From net realized gain:
Advisor Class		(48,939)
Institutional Class		(563,324)
Total distributions to shareholders		(612,263)

Capital Transactions:
Net proceeds from shares sold:
Advisor Class	2,040,893	6,033,380
Institutional Class	14,506,710	21,996,280
Reinvestment of distributions:
Advisor Class	113,191	48,939
Institutional Class	1,257,910	560,249
Cost of shares redeemed:
Advisor Class[2]	(8,350,396)	(2,686,555)
Institutional Class[3]	(19,192,018)	(16,751,181)
Net increase (decrease) in net assets from capital transactions	(9,623,710)	9,201,112

Total increase (decrease) in net assets	(9,860,996)	9,222,663

Net Assets:
Beginning of period	72,816,944	63,594,281
End of period[4]	$62,955,948	$72,816,944

Capital Share Transactions:
Shares sold:
Advisor Class	184,319	547,909
Institutional Class	1,299,862	1,973,737
Shares reinvested:
Advisor Class	10,385	4,465
Institutional Class	114,044	50,655
Shares redeemed:
Advisor Class	(756,945)	(243,743)
Institutional Class	(1,729,535)	(1,506,384)
Net increase (decrease) in capital share transactions	(877,870)	826,639

[1]	The SEC eliminated the requirement to disclose components of distributions paid to shareholders in 2018.
[2]	Net of redemption fees (reversed) received of ($8) and $8, respectively.
[3]	Net of redemption fees (reversed) received of ($1,788) and $2,290, respectively.
[4]	End of year net assets included accumulated undistributed net investment income of $0 for the year ended June 30, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund

STATEMENT OF CASH FLOWS

For the Year Ended June 30, 2019

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$1,141,267
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used for) operating activities:
Purchase of long-term investments	(315,896,697)
Sales of long-term investments	342,609,702
Proceeds from securities sold short	101,486,731
Cover short securities	(95,241,987)
Purchase of short-term investment securities, net	2,745,832
Increase in receivables for securities sold	(2,460,999)
Decrease in dividends and interest receivables	70,212
Decrease in other assets	3,040
Increase in payables for securities purchased	1,280,623
Increase in payable to custodian	785,048
Decrease in dividends on securities sold short payable and interest expense	(32,070)
Increase in accrued expenses	16,910
Net realized gain	(1,694,818)
Net change in unrealized appreciation/depreciation	(173,206)
Net cash provided by operating activities	34,639,588

Cash flows provided by (used for) financing activities:
Proceeds from sale of shares	16,681,576
Redemption of shares, net of redemption fees	(27,570,895)
Dividends paid to shareholders, net of reinvestments	(7,452)
Net cash used for financing activities	(10,896,771)

Net increase in cash	23,742,817

Cash and cash equivalents:
Beginning cash balance	-
Beginning cash held at broker	3,688,392
Total beginning cash and cash equivalents	3,688,392

Ending cash balance	-
Ending cash held at broker	27,431,209
Total cash and cash equivalents	$27,431,209

Non cash financing activities not included herein consist of $1,371,101 of reinvested dividends.

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund

FINANCIAL HIGHLIGHTS

Advisor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,

	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.05	$11.07	$10.82	$10.32	$10.16
Income from Investment Operations:
Net investment loss[1]	(0.14)	(0.23)	(0.25)	(0.29)	(0.22)
Net realized and unrealized gain	0.29	0.31	0.57	1.07	0.67
Total from investment operations	0.15	0.08	0.32	0.78	0.45

Less Distributions:
From net realized gain	(0.21)	(0.10)	(0.07)	(0.29)	(0.29)

Redemption fee proceeds[1]	-	- [2]	- [2]	0.01	-

Net asset value, end of period	$10.99	$11.05	$11.07	$10.82	$10.32

Total return[3]	1.38%	0.76%	2.94%	7.77%	4.47%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,135	$9,360	$5,963	$4,338	$194

Ratio of expenses to average net assets (including dividends on securities sold short, interest expense, and broker fees):
Before fees waived and expenses absorbed	3.00%[4]	2.96%[4]	4.98%[4]	7.03%[4]	7.28%[4]
After fees waived/recovered and expenses absorbed	3.06%[4]	2.93%[4]	4.82%[4]	4.42%[4]	3.29%[4]

Ratio of net investment loss to average net assets (including dividends on securities sold short, interest expense, and broker fees):
Before fees waived and expenses absorbed	(1.23)%	(2.12)%	(2.43)%	(5.30)%	(6.10)%
After fees waived/recovered and expenses absorbed	(1.29)%	(2.09)%	(2.27)%	(2.69)%	(2.11)%

Portfolio turnover rate	419%	385%	317%	352%	817%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	If interest expense, dividends on securities sold short, and broker fees had been excluded, the expense ratios would have been lowered by 0.82% for the year ended June 30, 2019. For the prior periods, the ratios would have been lowered by 0.69%, 2.58%, 2.18%, and 1.05%, respectively.

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,

	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.17	$11.16	$10.89	$10.36	$10.18
Income from Investment Operations:
Net investment loss[1]	(0.12)	(0.21)	(0.22)	(0.26)	(0.19)
Net realized and unrealized gain	0.31	0.32	0.56	1.08	0.66
Total from investment operations	0.19	0.11	0.34	0.82	0.47

Less Distributions:
From net realized gain	(0.21)	(0.10)	(0.07)	(0.29)	(0.29)

Redemption fee proceeds[1]	-	- [2]	- [2]	- [2]	-

Net asset value, end of period	$11.15	$11.17	$11.16	$10.89	$10.36

Total return[3]	1.73%	1.02%	3.10%	8.03%	4.66%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$59,821	$63,457	$57,631	$7,546	$5,694

Ratio of expenses to average net assets (including dividends on securities sold short, interest expense, and broker fees):
Before fees waived and expenses absorbed	2.84%[4]	2.81%[4]	4.80%[4]	6.78%[4]	7.03%[4]
After fees waived and expenses absorbed	2.81%[4]	2.68%[4]	4.57%[4]	4.17%[4]	3.04%[4]

Ratio of net investment loss to average net assets (including dividends on securities sold short, interest expense, and broker fees):
Before fees waived and expenses absorbed	(1.07)%	(1.97)%	(2.25)%	(5.05)%	(5.85)%
After fees waived and expenses absorbed	(1.04)%	(1.84)%	(2.02)%	(2.44)%	(1.86)%

Portfolio turnover rate	419%	385%	317%	352%	817%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	If interest expense, dividends on securities sold short, and broker fees had been excluded, the expense ratios would have been lowered by 0.82% for the year ended June 30, 2019. For the prior periods, the ratios would have been lowered by 0.69%, 2.58%, 2.18%, and 1.05%, respectively.

See accompanying Notes to Financial Statements.

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS

June 30, 2019

Note 1 – Organization

SilverPepper Commodity Strategies Global Macro Fund (‘‘Commodity Strategies Global Macro Fund’’) and SilverPepper Merger Arbitrage Fund (“Merger Arbitrage Fund”) (each a “Fund” and collectively the “Funds”) are organized as a series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Commodity Strategies Global Macro Fund is classified as a diversified Fund and Merger Arbitrage Fund is classified as a non-diversified Fund.

The Commodity Strategies Global Macro Fund’s primary investment objective is to create returns that are largely uncorrelated with the returns of the general stock and bond markets. The Fund commenced investment operations on October 31, 2013, with two classes of shares, Advisor Class and Institutional Class.

The Merger Arbitrage Fund’s primary investment objective is to create returns that are largely uncorrelated with the returns of the general stock market. The Fund commenced investment operations on October 31, 2013, with two classes of shares, Advisor Class and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

(a) Consolidation of Subsidiary

The Commodity Strategies Global Macro Fund may invest up to 25% of its total assets in the subsidiary, a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands (the “Subsidiary”). The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights of the Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The Subsidiary is advised by SilverPepper LLC and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information. The Subsidiary will generally invest in derivatives, including swaps, commodity interests and other investments intended to serve as margin or collateral for swap positions. The inception date of the Subsidiary was October 31, 2013. As of June 30, 2019, total assets of the Fund were $125,200,144, of which $21,451,076, or approximately 17.1%, represented the Fund’s ownership of the shares of the Subsidiary.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2019

(b) Foreign Currency Translation

The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Funds’ NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(c) Forward Foreign Currency Exchange Contracts

The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Funds record realized gains or losses at the time the forward contract is settled. Counter parties to these forward contracts are major U.S. financial institutions.

(d) Options Contracts

The Funds may write or purchase options contracts primarily to enhance the Funds’ returns or reduce volatility. In addition, the Funds may utilize options in an attempt to generate gains from options premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2019

(e) Futures Contracts

The Commodity Strategies Global Macro Fund may enter into futures contracts (including contracts relating to foreign currencies, interest rates, commodities securities and other financial indexes and other commodities), and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges. The Commodity Strategies Global Macro Fund intends primarily to invest in futures contracts and options on them through the Subsidiary. The Merger Arbitrage Fund may use index and other futures contracts and may use options on futures contracts. A futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, financial, agricultural or metal commodity, at a specified price, date, time and place. For example, a foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. Similarly, an interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (e.g., a debt security) at a specified price, date, time and place. Securities, commodities and other financial indexes are capitalization weighted indexes that reflect the market value of the securities, commodities or other financial instruments respectively, represented in the indexes. A futures contract on an index is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

A futures contract held by a Fund is valued daily at the official settlement price on the exchange on which it is traded. Each day a futures contract is held, the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. Variation margin does not represent borrowing or a loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations. As discussed below, however, the Fund may not always be able to make an offsetting purchase or sale. In the case of a physically settled futures contract, this could result in the Fund being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Fund. The Subsidiary may enter into agreements with certain parties which may lower margin deposits and mitigate some of the risks of being required to deliver, or receive, the physical commodity.

At any time prior to the expiration of a futures contract, a Fund may seek to close the position by seeking to take an opposite position, which would terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund’s performance.

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2019

(f) Futures Options

The Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes. A futures option gives the holder the right, in return for the premium paid or received, to assume a long position (purchase) or short position (write) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. When the Funds purchase or write an option, an amount equal to the premium paid or received by the Funds is recorded as an asset or a liability and is subsequently adjusted to the current market value of the option purchased or written. Premiums paid or received from purchasing or writing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or a loss on investment transactions. The Funds, as a purchaser of an option, bear the risk that the counterparties to the option may not have the ability to meet the terms of the option contract. The Funds, as a writer of an option, may have no control over whether the underlying futures contracts may be sold (call) or purchased (put) and as a result, bears the market risk of an unfavorable change in the valuation of the futures contracts underlying the written option.

(g) Short Sales

Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(h) Short-Term Investments

The Commodity Strategies Global Macro Fund and Merger Arbitrage Fund may invest a significant amount (13.5% and 0%, respectively, as of June 30, 2019) in the UMB Money Market Fiduciary. The UMB Money Market Fiduciary acts as a bank deposit for the Fund, providing an interest bearing account for short-term investment purposes. This investment vehicle is not publicly traded on open markets. Accounting Standards Codification Topic 825, Financial Instruments identifies this situation as a concentration of credit risk requiring disclosure, regardless of degree of risk. The risk is managed by monitoring the financial institution in which the deposits are made.

(i) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of a Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and certain transfer agent fees and expenses discussed below, which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2019

In conjunction with the use of short sales, written options contracts and futures contracts, the Funds may be required to maintain collateral in various forms. At June 30, 2019, such collateral is denoted in the Funds’ Schedule of Investments and Statement of Assets and Liabilities. Also in conjunction with the use of written options contracts, futures contracts or short sales, the Funds, when appropriate, utilize a segregated margin deposit account with the counterparty. At June 30, 2019, these segregated margin deposit accounts are denoted in each Fund’s Statement of Assets and Liabilities.

(j) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the years ended June 30, 2016-19, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which they are reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(k) Distributions to Shareholders

The Funds will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with SilverPepper LLC (the “Advisor”). Under the terms of the Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.50% of each Fund’s respective average daily net assets. The Advisor has engaged Galtere Inc. (“Galtere Sub-Advisor”) to manage the Commodity Strategies Global Macro Fund and pays the Galtere Sub-Advisor from its advisory fees. The Advisor has engaged Chicago Capital Management, LLC (“Chicago Capital”) to manage the Merger Arbitrage Fund and pays the Chicago Capital Sub-Advisor from its advisory fees. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Commodity Strategies Global Macro Fund to ensure that total annual operating expenses (including Subsidiary expenses (except as noted below), but excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 2.24% and 1.99% of the average daily net assets of the Commodity Strategies Global Macro Fund’s Advisor Class and Institutional Class shares, respectively. The Merger Arbitrage Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Merger Arbitrage Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 2.24% and 1.99% of the average daily net assets of the Merger Arbitrage Fund’s Advisor Class and Institutional Class shares, respectively. These agreements are effective until October 31, 2028, and they may be terminated or amended prior to the end of the term with the approval of the Trust’s Board of Trustees.

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2019

The Advisor also is the investment advisor for the Subsidiary. Effective November 1, 2017, the Commodity Strategies Global Macro Fund’s Board of Trustees amended this undertaking to remove the management fee paid at the annual rate of 1.50% of the subsidiary’s average daily net assets. Prior to November 1, 2017, the Subsidiary agreed to pay the Advisor a management fee at the annual rate of 1.50% of the Subsidiary’s average daily net assets. Prior to November 1, 2017, the Advisor contractually agreed, for so long as the Commodity Strategies Global Macro Fund invests in the Subsidiary, to waive the management fee it received from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary.

For the year ended June 30, 2019, the Advisor waived fees of $18,821 for the Commodity Strategies Global Macro Fund, which is attributable to Institutional Class shares’ sub-transfer agency expenses. For the Merger Arbitrage Fund, the Advisor recovered fees of $3,589 from the Advisor Class shares and waived fees of $21,054 attributable to Institutional Class shares’ sub-transfer agency expenses. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. The Advisor may recapture all or a portion of the following amounts no later than June 30, of the years stated below:

	Commodity Strategies Global Macro Fund	Merger Arbitrage Fund
2020	$-	$95,093
2021	87,153	78,338
2022	18,821	17,465
Total	$105,974	$190,896

UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian. The Funds’ allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended June 30, 2019, are reported on the Statement of Operations.

IMST Distributors, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2019

For the year ended June 30, 2019, UMBFS received transfer agent fees as follows:

Transfer agent fees paid to UMBFS
Commodity Strategies Global Macro Fund	$31,405
Merger Arbitrage Fund	34,792

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended June 30, 2019, the Funds’ allocated fees incurred for Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statement of Operations.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended June 30, 2019, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At June 30, 2019, gross unrealized appreciation and depreciation on investments owned by the Funds and securities sold short, based on cost for federal income tax purposes were as follows:

	Commodity Strategies Global Macro Fund	Merger Arbitrage Fund
Cost of investments	$102,199,970	$35,519,554

Gross unrealized appreciation	$23,864	$3,303,148
Gross unrealized depreciation	(1)	(2,967,518)
Net unrealized appreciation on investments	$23,863	$335,630

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferral.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2019, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings (accumulated deficit) as follows:

	Increase (Decrease)
	Paid-in Capital	Total Distributable Earnings (Accumulated Deficit)
Commodity Strategies Global Macro Fund	$1,149	$(1,149)
Merger Arbitrage Fund	$(19,714)	$19,714

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2019

As of June 30, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Commodity Strategies Global Macro Fund	Merger Arbitrage Fund
Undistributed ordinary income	$120,523	$1,055,146
Undistributed long-term capital gains	-	54
Tax accumulated earnings	120,523	1,055,200
Accumulated capital and other losses	(3,859,050)	-
Unrealized appreciation (depreciation) on investments	23,863	335,630
Other differences	(9,510,378)	-
Total accumulated earnings (deficit)	$(13,225,042)	$1,390,830

“Other differences” in the above table are primarily attributable to non-deductible expenses, net operating losses, unrealized appreciation/(depreciation) on short positions and other adjustments at the Subsidiary level. These differences may or may not be utilized in future tax years.

At June 30, 2019, the Funds had accumulated capital loss carryforwards as follows:

	Not Subject to Expiration:
Fund	Short-Term	Long-Term	Total
Commodity Strategies Global Macro Fund	$1,462,385	$2,396,665	$3,859,050
Merger Arbitrage Fund	-	-	-

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

The tax character of distributions paid during the fiscal years ended June 30, 2019 and June 30, 2018 were as follows:

	Commodity Strategies Global Macro Fund		Merger Arbitrage Fund
	2019	2018	2019	2018
Distributions paid from:
Ordinary income	$5,841,473	$359,772	$1,352,277	$610,662
Net long-term capital gains	-	-	26,276	1,601
Total taxable distributions	5,841,473	359,772	1,378,553	323,851
Total distributions paid	$5,841,473	$359,772	$1,378,553	$323,851

For U.S. federal income tax purposes, the Subsidiary will be treated as a corporation. If the Subsidiary were treated as engaged in the conduct of a trade or business in the United States, the Subsidiary would be subject to U.S. federal income tax, at the rates applicable to U.S. corporations, on its net income that is treated as “effectively connected” with the conduct of such trade or business (“effectively connected income”). In addition, the Subsidiary would be subject to a 30% U.S. branch profits tax in respect of its “dividend equivalent amount,” as defined in Section 884 of the Code, attributable to effectively connected income. The Commodity Strategies Global Macro Fund expects that, in general, the activities of the Subsidiary will be conducted in a manner such that the Subsidiary will not be treated as engaged in the conduct of a U.S. trade or business. In this regard, Section 864(b) of the Code provides that trading in commodities for one’s own account does not constitute the conduct of a trade or business in the United States by a non-U.S. person, provided that the commodities are of a kind customarily dealt in on an organized commodity exchange and the transaction is of a kind customarily consummated at such place. Similarly, proposed regulations provide that trading in commodity swaps generally does not constitute the conduct of a U.S. trade or business. There can be no assurance, however, that the Subsidiary will not recognize any effectively connected income. The imposition of U.S. federal income tax on the Subsidiary’s effectively connected income could significantly reduce the Commodity Strategies Global Macro Fund’s returns.

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2019

Note 5 – Redemption Fee

Effective November 1, 2017, the Funds no longer charge redemption fees. Prior to November 1, 2017, the Funds charged a 2.00% redemption fee on all shares redeemed within 90 days of purchase. For the year ended June 30, 2018, the Commodity Strategies Global Macro Fund and the Merger Arbitrage Fund received $8,497 and $2,298 in redemption fees, respectively. For the year ended June 30, 2019, the Merger Arbitrage Fund reversed and refunded $1,796 in redemption fees previously charged.

Note 6 – Investment Transactions

The Commodity Strategies Global Macro Fund’s primary strategy consists of investing in both long and short positions in an array of asset classes and investment instruments located anywhere in the world. For the year ended June 30, 2019, purchases and sales of investments, excluding short-term investments, forward contracts, futures contracts and options contracts, were $4,903,823 and $5,211,039, respectively. Securities sold short and short securities covered were $2,691,568 and $2,639,233, respectively, for the same period.

The Merger Arbitrage Fund’s primary strategy consists of buying the publicly-traded common stock or preferred stock of a company that is involved in a significant corporate event, such as a merger or acquisition. For the year ended June 30, 2019, purchases and sales of investments, excluding short-term investments, were $315,896,697 and $342,609,702, respectively. Securities sold short and short securities covered were $101,486,731 and $95,241,987, respectively, for the same period.

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of each Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets of the Advisor Class shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended June 30, 2019, shareholder servicing fees incurred by the Funds are disclosed on the Statement of Operations.

Note 8 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2019

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2019, in valuing the Funds’ assets carried at fair value:

Commodity Strategies Global Macro Fund	Level 1	Level 2	Level 3**	Total
Assets
Investments
U.S. Government and Agencies	$-	$85,876,362	$-	$85,876,362
Purchased Options Contracts	18,110	23,088	-	41,198
Short-Term Investments	16,331,529	-	-	16,331,529
Total Investments	16,349,639	85,899,450	-	102,249,089
Other Financial Instruments*
Futures Contracts	3,584,367	-	-	3,584,367
Forward Foreign Currency Contracts	-	16,004	-	16,004
Total Assets	$19,934,006	$85,915,454	$-	$105,849,460

Liabilities
Investments
Written Options Contracts	$199,188	$185,264	$-	$384,452
Total Investments	199,188	185,264	-	384,452

Other Financial Instruments*
Futures Contracts	2,707,871	-	-	2,707,871
Forward Foreign Currency Contracts	-	4,260	-	4,260
Total Liabilities	$2,907,059	$189,524	$-	$3,096,583

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2019

*	Other financial instruments are derivative instruments such as futures contracts and forward contracts. Futures contracts and forward contracts are valued at the unrealized appreciation (depreciation) on the instrument.
**	The Fund did not hold any Level 3 securities at period end.

Merger Arbitrage Fund	Level 1	Level 2**	Level 3	Total
Assets
Investments
Common Stocks[1]	$69,304,124	$-	$-	$69,304,124
Rights	-	-	5,392	5,392
Total Assets	$69,304,124	$-	$5,392	$69,309,516

Liabilities
Securities Sold Short
Common Stocks[1]	$33,454,332	$-	$-	$33,454,332
Total Liabilities	$33,454,332	$-	$-	$33,454,332

[1]	For a detailed break-out of common stocks, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 at period end.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Merger Arbitrage Fund
Beginning balance as of June 30, 2018	$-
Transfers into Level 3 during the period	-
Transfers out of Level 3 during the period	-
Total realized and change in unrealized gain/(loss)	5,392
Purchases	-
Sales	-
Ending balance as of June 30, 2019	$5,392

As of the year ended June 30, 2019, these investments were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund’s net assets and therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

Note 10 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows. The Commodity Strategies Global Macro Fund invested in options contracts, futures contracts and forward contracts during the year ended June 30, 2019. The Merger Arbitrage Fund did not invest in any derivatives during the year ended June 30, 2019.

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2019

The effects of these derivative instruments on the Commodity Strategies Global Macro Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments held by the Commodity Strategies Global Macro Fund as of June 30, 2019 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Commodity contracts	Purchased options contracts, at value	$25,256	Written options contracts, at value	$384,452

	Unrealized appreciation on open futures contracts	3,584,367	Unrealized depreciation on open futures contracts	2,707,871

Foreign exchange contracts	Purchased options contracts, at value	15,942	Written options contracts, at value	-

	Unrealized appreciation on forward foreign currency exchange contracts	16,004	Unrealized depreciation on forward foreign currency exchange contracts	4,260
Total		$3,641,569		$3,096,583

The effects of the Commodity Strategies Global Macro Fund’s derivative instruments on the Statement of Operations for the year ended June 30, 2019 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not designated as hedging instruments	Purchased Options Contracts	Futures Contracts	Written Options Contracts	Forward Foreign Currency Exchange Contracts	Total
Commodity contracts	$(7,406,505)	$(1,954,019)	$3,324,525	$-	$(6,035,999)
Equity contracts	(365,041)	79,397	92,141	-	(193,503)
Foreign exchange contracts	(733,095)	120,117	22,804	417,629	(172,545)
Interest rate contracts	(66,393)	7,970	-	-	(58,423)
Volatility contracts	45,991	-	-	-	45,991
Total	$(8,525,043)	$(1,746,535)	$3,439,470	$417,629	$(6,414,479)

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2019

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Derivatives not designated as hedging instruments	Purchased Options Contracts	Futures Contracts	Written Options Contracts	Forward Foreign Currency Exchange Contracts	Total
Commodity contracts	$(598,817)	$2,792,971	$70,263	$-	$2,264,417
Equity contracts	23,117	-	-	-	23,117
Foreign exchange contracts	8,481	-	-	1,989	10,470
Interest rate contracts	21,101	-	-	-	21,101
Total	$(546,118)	$2,792,971	$70,263	$1,989	$2,319,105

The quarterly average volumes of derivative instruments in the Commodity Strategies Global Macro Fund as of June 30, 2019 are as follows:

Derivatives not designated as hedging instruments		Notional Value
Commodity contracts	Purchased options contracts	$67,029,484
	Long futures contracts	132,463,263
	Short futures contracts	246,492
	Written options contracts	(10,196,012)
Equity contracts	Purchased options contracts	1,125,800
	Written options contracts	(231,000)
Foreign exchange contracts	Purchased options contracts	406,369,000
	Long forward foreign currency exchange contracts	4,402,782
	Short forward foreign currency exchange contracts	(681,334)
Interest rate contracts	Purchased options contracts	4,850,950

Note 11 - Disclosures about Offsetting Assets and Liabilities

Disclosures about Offsetting Assets and Liabilities require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented for Commodity Strategies Global Macro Fund.

A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with International Swaps and Derivatives Association, Inc. (“ISDA”) which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2019

The Commodity Strategies Global Macro Fund’s Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Statement of Assets and Liabilities to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Statement of Assets and Liabilities and net amounts are presented below:

			Amounts Not Offset in Statement of Assets and Liabilities
Description/Financial Instrument/Statement of Assets and Liabilities Category	Counterparty	Gross Amounts Recognized in Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral**	Net Amount
Unrealized depreciation on forward foreign currency exchange contracts – liability payable	Societe Generale	$(4,260)	$4,260	$-	$-

*	Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the Advisor to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.
**	Amounts relate to master netting agreements and collateral agreements which have been determined by the Advisor to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

Note 12 – New Accounting Pronouncement

In August 2018, the SEC adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, GAAP, International Financial Reporting Standards, or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Funds are complying with them effective with these financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 ("ASU 2018-13"), "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC Topic 820 ("ASC 820"), "Fair Value Measurement." ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted, and the Funds have adopted ASU 2018-13 with these financial statements.

Note 13 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of SilverPepper Funds

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of the SilverPepper Commodity Strategies Global Macro Fund and statement of assets and liabilities of SilverPepper Merger Arbitrage Fund (the “Funds”), each a series of Investment Managers Series Trust (the “Trust”), including the schedules of investments (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund), as of June 30, 2019, the related statements of operations (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund) for the year then ended, and with respect to SilverPepper Merger Arbitrage Fund the statement of cash flows for the year then ended, the statements of changes in net assets (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund) for each of the two years in the period then ended, financial highlights (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund) for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of SilverPepper Commodity Strategies Global Macro Fund and the financial position of the SilverPepper Merger Arbitrage Fund as of June 30, 2019, the results of their operations (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund) for the year then ended, and with respect to SilverPepper Merger Arbitrage Fund cash flows for the year then ended, the changes in their net assets (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund) for each of the two years in the period then ended, and their financial highlights (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund) for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

August 29, 2019

SilverPepper Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction

For the year ended June 30, 2019, 100.00% and 38.35% of the dividends to be paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the Commodity Strategies Fund and Merger Arbitrage Fund, respectively.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Commodity Strategies Fund and Merger Arbitrage Fund, respectively, designates income dividends of 100.00% and 38.28% as qualified dividend income paid during the fiscal year ended June 30, 2019.

Long-term Capital Gain

The Merger Arbitrage Fund, designates $26,276, as a long-term capital gain distribution.

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (855) 554-5540 or on the Funds’ website at www.silverpepperfunds.com. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	2	Investment Managers Series Trust (includes 60 portfolios).
Ashley Toomey Rabun[a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	2	Investment Managers Series Trust (includes 60 portfolios). Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	2	Investment Managers Series Trust (includes 60 portfolios).

SilverPepper Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustee:
John P. Zader[a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	2	Investment Managers Series Trust (includes 60 portfolios). Investment Managers Series Trust II, a registered investment company (includes 8 portfolios).
Interested Trustees:
Eric M. Banhazlb† (born 1957) Trustee	Since January 2008	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 - March 2016). Chairman (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	2	Investment Managers Series Trust (includes 60 portfolios). Investment Managers Series Trust II, a registered investment company (includes 8 portfolios).
Maureen Quilla* (born 1963) Trustee and President	Since June 2019	President, UMB Distribution Services (March 2013 – present). EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc. President (June 2014 – present) and Vice President (December 2013 - June 2014), Investment Managers Series Trust.	2	Investment Managers Series Trust (includes 60 portfolios).
Officer of the Trust:
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC. Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A

SilverPepper Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust:
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 - March 2016). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc. (2010 – 2015). Chief Compliance Officer (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC and Foothill Capital Management, LLC.
*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

SilverPepper Funds

EXPENSE EXAMPLES

For the Six Months Ended June 30, 2019 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; shareholder servicing fees (Advisor Class shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2019 to June 30, 2019.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
SilverPepper Commodity Strategies Global Macro Fund		1/1/2019	6/30/2019	1/1/2019 - 6/30/2019
Advisor Class	Actual Performance	$ 1,000.00	$ 1,036.20	$ 9.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.04	9.83
Institutional Class	Actual Performance	1,000.00	1,036.00	10.11
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.86	10.01

*	Expenses are equal to the Fund’s annualized expense ratios of 1.97% and 2.00% for the Advisor Class and the Institutional Class, respectively, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect management fee waived by the Advisor on the Subsidiary. Assumes all dividends and distributions were reinvested.

SilverPepper Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended June 30, 2019 (Unaudited)

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
SilverPepper Merger Arbitrage Fund		1/1/2019	6/30/2019	1/1/2019- 6/30/2019
Advisor Class	Actual Performance	$ 1,000.00	$ 1,015.70	$ 15.99
	Hypothetical (5% annual return before expenses)	1,000.00	1,008.93	15.94
Institutional Class	Actual Performance	1,000.00	1,018.30	14.39
	Hypothetical (5% annual return before expenses)	1,000.00	1,010.53	14.34

*	Expenses are equal to the Fund’s annualized expense ratios of 3.20% and 2.88% for the Advisor Class and the Institutional Class, respectively, multiplied by the average account values over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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SilverPepper Funds

Each a series of Investment Managers Series Trust

Investment Advisor
SilverPepper LLC
332 Skokie Valley Road, Suite 224
Highland Park, Illinois 60035

Sub-Advisor to the Commodity Strategies Global Macro Fund
Galtere Inc.
3 Columbus Circle, 22nd Floor, Suite 2220

New York, New York 10019

Sub-Advisor to the Merger Arbitrage Fund
Chicago Capital Management, LLC

311 South Wacker Drive, Suite 6025

Chicago, Illinois 60606

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 East Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

Fund Information

	TICKER	CUSIP
SilverPepper Commodity Strategies Global Macro Fund - Advisor Class	SPCAX	46141P 768
SilverPepper Commodity Strategies Global Macro Fund - Institutional Class	SPCIX	46141P 750
SilverPepper Merger Arbitrage Fund - Advisor Class	SPABX	46141P 743
SilverPepper Merger Arbitrage Fund - Institutional Class	SPAIX	46141P 735

Privacy Principles of the SilverPepper Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the SilverPepper Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (855) 554-5540, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (855) 554-5540 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by calling the Funds at (855) 554-5540. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Section may be obtained by calling (800) SEC-0330.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (855) 554-5540.

SilverPepper Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (855) 554-5540

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 855-554-5540.

Item 3. Audit Committee Financial Expert.

The registrants board of trustees has determined that there is at least on audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert’ and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2019	FYE 6/30/2018
Audit Fees	$29,850	$29,100
Audit-Related Fees	N/A	N/A
Tax Fees	$5,600	$5,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2019	FYE 6/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 6/30/2019	FYE 6/30/2018
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	09/9/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	09/9/2019

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	09/9/2019